Exhibit 99.1

Opes Acquisition Corp. Announces Non-Binding Letter of Intent
for a Business Combination with BurgerFi,
One of the Nation’s Fastest-Growing Better Burger Concepts

New York, NY and North Palm Beach, FL — June 8, 2020 — Opes Acquisition Corp. (NASDAQ: OPES, OPESW) (“Opes” or the “Company”) and BurgerFi International (“BurgerFi”) jointly announced today that they have entered into a non-binding letter of intent (the “LOI”) pursuant to which the Company and BurgerFi may enter into a business combination agreement, resulting in BurgerFi becoming a publicly traded company on the NASDAQ stock exchange. Under the terms of the LOI, the Company and BurgerFi would become a combined entity, with BurgerFi’s shareholders rolling over a majority of the equity in the combined public company.

BurgerFi is a fast-casual “better burger” concept with nearly 125 corporate-owned and franchise locations across 23 states domestically and two countries internationally. Delivering an all-natural premium burger, BurgerFi is committed to an elevated and contemporary dining experience that appeals to an informed and growing consumer base—those placing a high-value on quality ingredients, transparency and a desire to avoid antibiotics, steroids, chemicals and additives.

BurgerFi has been at the forefront of sustainability, designing each restaurant with an emphasis on a reduced carbon footprint. In addition, with off-premise sales becoming integral to the restaurant industry, BurgerFi has remained on the cutting edge of innovation by having significantly optimized its’ takeout and delivery platforms for superior performance and profitability. At-home diners can enjoy a seamless ordering experience offered through multiple platforms, including BurgerFi’s website, mobile app and several leading third -party delivery platforms. Premium, secure and eco-friendly packaging allows customers to enjoy the same dine-in food quality with peace of mind as deliveries travel from the restaurant to the home.

With a mix of franchise and corporate openings projected through 2021, BurgerFi has a strong pipeline for rapid expansion, providing visible growth for the foreseeable future. New immediate-term locations are expected to include developments in BurgerFi’s home state of Florida as well as the Southeast, Mid-Atlantic and Northeast regions where there is high brand awareness.

Ophir Sternberg, Chairman of Opes Acquisition Corp., said, “BurgerFi represents a tremendous partner for Opes in what we believe will be an attractive public market company given its’ rapid ascension as a nationally recognized brand in the ‘better burger’ space. BurgerFi’s crave-worthy menu of premium ingredients personifies it as a leader in consumer trends. Enhanced by its’ technology-driven business model, steadfast commitment to responsible procurement, highly-scalable structure and significant expansion opportunities, BurgerFi is an extremely attractive investment opportunity. We have enjoyed working with BurgerFi’s world-class management team, and we look forward to supporting them in the new growth phase as a public company.”

BurgerFi Founder John Rosatti added, “The Opes team brings the experience and real estate expertise to maximize BurgerFi’s growth potential. Our broad consumer appeal, strategic supply chain partnerships and state-of-the-art commissary, combined with our data-driven and technology-forward approach, puts us in a uniquely scalable position. In addition, BurgerFi is poised to capitalize on the growing base of customers seeking a healthier yet indulgent fast casual experience that speaks to their values of quality and responsibly sourced ingredients. The partnership with Opes will enable us to further strengthen the BurgerFi brand and accelerate our growth as we continue to expand and bring the best burgers to even more consumers around the world.”

The parties intend to execute a definitive agreement by the end of this month, with a closing expected in the third quarter of 2020. No assurances can be made that the parties will successfully negotiate and enter into a definitive agreement, or that the proposed transaction will be consummated on the terms or timeframe currently contemplated, or at all. Any transaction would be subject to the approval of the two companies’ boards, regulatory and shareholder approvals, as well as other customary conditions.

About Opes Acquisition Corp.

Opes Acquisition Corp. is a blank check company organized for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or other similar business combination with one or more businesses or entities.

About BurgerFi

Established in 2011, BurgerFi is among the nation’s fastest-growing better burger concepts with nearly 125 BurgerFi restaurants domestically and internationally. The concept was chef-founded and is committed to serving fresh food of transparent quality. BurgerFi uses 100% natural Angus beef with no steroids, antibiotics, growth hormones, chemicals or additives. BurgerFi placed in the top 10 on Fast Casual’s Top 100 Movers & Shakers list in 2020, was named “Best Burger Joint” by Consumer Reports and fellow public interest organizations in the 2019 Chain Reaction Study, listed as a “Top Restaurant Brand to Watch” by Nation’s Restaurant News in 2019, included in Inc. Magazine’s Fastest Growing Private Companies List, and ranked on Entrepreneur’s 2017 Franchise 500. To learn more about BurgerFi or to find a full list of locations, please visit www.burgerfi.com, ‘Like’ BurgerFi on Facebook or follow @BurgerFi on Instagram and Twitter.

Disclaimer

Opes Acquisition Corp. (NASDAQ: OPES, OPESW) (“Opes” or the “Company”) and BurgerFi International (“BurgerFi”), and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Opes common stock in respect of the current solicitation of the Company’s stockholder in relating to the extension of the Company’s time to complete a business combination (the “Extension”) and with respect to the proposed transaction between the Company and BurgerFi (the “Business Combination”). Information about Opes’s directors and executive officers and their ownership of Opes’s ordinary shares is set forth in the Proxy Statement for the Extension (the “Extension Proxy”). This document can be obtained free of charge from the sources indicated below.

Opes has mailed the Extension Proxy and a proxy card to each shareholder entitled to vote at the meeting relating to the approval of the Extension. Opes will mail an additional proxy statement to stockholders relating to the Business Combination. INVESTORS AND SECURITY HOLDERS OF OPES ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE EXTENSION OR BUSINESS COMBINATION THAT OPES WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OPES, BURGERFI, THE EXTENSION AND THE BUSINESS COMBINATION. The Extension Proxy and the proxy statement and other relevant materials in connection with the Business Combination, and any other documents filed by Opes with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to Opes at: 4218 NE 2nd Avenue, Miami, FL 33137.

Forward Looking Statements:

This press release includes forward looking statements that involve risks and uncertainties. Forward looking statements are statements that are not historical facts. Such forward-looking statements, including the identification of a target business and potential business combination or other such transaction, are subject to risks and uncertainties, which could cause actual results to differ from the forward- looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in the annual report on Form 10-K filed by Opes on March 30, 2020. Important factors, among others, that may affect actual results or outcomes include: the inability to complete the proposed transaction; the inability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, the amount of cash available following any redemptions by Opes shareholders; the ability to meet Nasdaq’s listing standards following the consummation of the proposed transaction; and costs related to the proposed transaction. Important factors that could cause the combined company’s actual results or outcomes to differ materially from those discussed in the forward-looking statements include: [whether Opes and BurgerFi can agree on a definitive agreement; BurgerFi’s limited operating history; BurgerFi’s ability to manage growth; BurgerFi’s ability to execute its business plan; BurgerFi’s estimates of the size of the markets for its products; the rate and degree of market acceptance of BurgerFi’s products; BurgerFi’s ability to identify and integrate acquisitions; potential litigation involving the Company or BurgerFi or the validity or enforceability of BurgerFi’s intellectual property; general economic and market conditions impacting demand for BurgerFi’s products and services;] and such other risks and uncertainties as are discussed in the Company’s annual report on Form 10-K filed with the SEC on March 30, 2020 and the proxy statement to be filed relating to the business combination. Other factors include the possibility that the proposed business combination does not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions.

The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Investor Relations Contact:

Gateway Investor Relations

Cody Slach

(949) 574-3860

OPES@gatewayir.com

Company Contacts:

OPES

Ashley Spitz, ashley@Lheartcapital.com

BurgerFi International

Crystal Rosatti, crystal@burgerfi.com

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